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EXHIBIT 10.36

NOTE GUARANTEE

        Each Guarantor, as defined in the Indenture (the "Indenture"), referred to in the Note upon which this notation is endorsed), (i) has jointly and severally unconditionally guaranteed; (a) the due and punctual payment of the principal of, premium and interest and Liquidated Damages, if any, on the Notes, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise; (b) the due and punctual payment of interest on the overdue principal and premium of, and interest and Liquidated Damages, if any, on the Notes; and (c) in case of any extension of time of payment, renewal of any Notes or any other obligations, the same shall be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Note Guarantee.

        Notwithstanding the foregoing, in the event that the Note Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guarantor under its Note Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

        No past, present or future director, officer, employee, agent, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, any Note Guarantee, the Indenture, any supplemental Indenture delivered pursuant to the Indenture by such Guarantor, or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

        This Note Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by the Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

        This Note Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Note Guarantee is noted has been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture.

UBIQUITEL INC.
By:
Name: Donald A. Harris Title: President and Chief Executive Officer

NOTE GUARANTEE

        Each Guarantor, as defined in the Indenture (the "Indenture"), referred to in the Note upon which this notation is endorsed), (i) has jointly and severally unconditionally guaranteed; (a) the due and punctual payment of the principal of, premium and interest and Liquidated Damages, if any, on the Notes, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise; (b) the due and punctual payment of interest on the overdue principal and premium of, and interest and Liquidated Damages, if any, on the Notes; and (c) in case of any extension of time of payment, renewal of any Notes or any other obligations, the same shall be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Note Guarantee.

        Notwithstanding the foregoing, in the event that the Note Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guarantor under its Note Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

        No past, present or future director, officer, employee, agent, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, any Note Guarantee, the Indenture, any supplemental Indenture delivered pursuant to the Indenture by such Guarantor, or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

        This Note Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by the Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

        This Note Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Note Guarantee is noted has been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture.

VIA HOLDING INC.
By:
Name: Donald A. Harris Title: President and Chief Executive Officer

NOTE GUARANTEE

        Each Guarantor, as defined in the Indenture (the "Indenture"), referred to in the Note upon which this notation is endorsed), (i) has jointly and severally unconditionally guaranteed; (a) the due and punctual payment of the principal of, premium and interest and Liquidated Damages, if any, on the Notes, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise; (b) the due and punctual payment of interest on the overdue principal and premium of, and interest and Liquidated Damages, if any, on the Notes; and (c) in case of any extension of time of payment, renewal of any Notes or any other obligations, the same shall be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Note Guarantee.

        Notwithstanding the foregoing, in the event that the Note Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guarantor under its Note Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

        No past, present or future director, officer, employee, agent, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, any Note Guarantee, the Indenture, any supplemental Indenture delivered pursuant to the Indenture by such Guarantor, or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

        This Note Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by the Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

        This Note Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Note Guarantee is noted has been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture.

VIA WIRELESS LLC
By:
Name: Donald A. Harris Title: President and Chief Executive Officer

NOTE GUARANTEE

        Each Guarantor, as defined in the Indenture (the "Indenture"), referred to in the Note upon which this notation is endorsed), (i) has jointly and severally unconditionally guaranteed; (a) the due and punctual payment of the principal of, premium and interest and Liquidated Damages, if any, on the Notes, whether at maturity or an interest payment date, by acceleration, call for redemption or otherwise; (b) the due and punctual payment of interest on the overdue principal and premium of, and interest and Liquidated Damages, if any, on the Notes; and (c) in case of any extension of time of payment, renewal of any Notes or any other obligations, the same shall be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, and (ii) has agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Note Guarantee.

        Notwithstanding the foregoing, in the event that the Note Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of such Guarantor under its Note Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

        No past, present or future director, officer, employee, agent, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, any Note Guarantee, the Indenture, any supplemental Indenture delivered pursuant to the Indenture by such Guarantor, or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability.

        This Note Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by the Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

        This Note Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Note Guarantee is noted has been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers. Capitalized terms used herein have the meaning assigned to them in the Indenture.

VIA BUILDING, LLC
By:
Name: Donald A. Harris Title: President and Chief Executive Officer

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